SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.   20549

                           FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

  Pre-Effective Amendment No.                                    [ ]

  Post-Effective Amendment No.   22                              [X]
        and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]

  Amendment No.                  24                              [X]
      (Check appropriate box or boxes.)

  C/Funds Group, Inc.
      (Exact Name of Registrant as Specified in Charter)

  P. O. Box 622, Venice, FL                     34284-0622
    (Address of Principal Executive Offices)    (Zip Code)

  Registrant's Telephone Number, including Area Code  800-338-9477

  Roland G. Caldwell, Jr., 250 Tampa Ave. W., Venice, FL 34285
      (Name and Address of Agent for Service)

  Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box)

  [ ] immediately upon filing pursuant to paragraph (b)
  [ ] on (date) pursuant to paragraph (b)
  [X] 60 days after filing pursuant to paragraph (a)(1)
  [ ] on (date) pursuant to paragraph (a)(1)
  [ ] 75 days after filing pursuant to paragraph (a)(2)
  [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

  [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has elected, under Rules 24(f)2, or Rule 24(f)1 if appropriate, to register an indefinite number of shares and thereunder declares that, in addition to the registration and issuance of a total of of 153,631 shares through December 31, 1998, for a total consideration, net of redemptions, of $2,165,113, on which registration fees are full paid, is added an indefinite number of shares. A Rule 24(f)2 Notice has been filed declaring shares sold for the calendar year ended December 31, 1998.











                            C/Funds Group, Inc.

                              May 3, 1999








                             The Series Funds



                                  C/Fund
                            C/Growth Stock Fund
                             Adams Equity Fund
                             C/Government Fund
                   C/Community Association Reserve Fund








          C/Funds Group, Inc. (the "Company") is a diversified, open-end, regulated investment company, incorporated in Florida and registered under the Securities Act of 1940. It offers five series Funds (the "Funds"), each with its own purpose, investment objectives, and associated risks as described in this Prospectus.

          This Prospectus contains information, which you should know about The Company and its Funds before you invest. Please keep it for future reference.

           NEITHER  THE  SECURITIES  EXCHANGE  COMMISSION
           NOR   ANY  STATE  SECURITIES  COMMISSION   HAS
           APPROVED  OR  DISAPPROVED OF THESE  SECURITIES
           OR  PASSED  UPON THE ADEQUACY OR  ACCURACY  OF
           THE  PROSPECTUS.   ANY REPRESENTATION  TO  THE
           CONTRARY IS A CRIMINAL OFFENSE.


                            C/Funds Group, Inc.
                               P. O. Box 622
                        Venice, Florida 34282-0622
    Voice:  941-488-6772  Toll-Free:  800-338-9477  Fax:  941-496-4661
                           A No-Load Fund Group























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                             Table of Contents




C/Fund                                                                  1
 Investment Objective, Strategy, and Risks                              1
 Fees and Expenses                                                      2
 Financial Highlights                                                   3
C/Growth Stock Fund                                                     5
 Investment Objective, Strategy, and Risks                              5
 Fees and Expenses                                                      6
 Financial Highlights                                                   7
Adams Equity Fund                                                       9
 Investment Objective, Strategy, and Risks                              9
 Fees and Expenses                                                     10
 Financial Highlights                                                  11
C/Government Fund                                                      13
 Investment Objective, Strategy, and Risks                             13
 Fees and Expenses                                                     14
 Financial Highlights                                                  14
C/Community Association Reserve Fund                                   17
 Investment Objective, Strategy, and Risks                             17
 Fees and Expenses                                                     18
 Financial Highlights                                                  19
Fund Performance Discussion                                            21
Management and Capital Structure                                       21
 Investment Advisor                                                    21
 Capital Structure                                                     22
Shareholder Information                                                22
 Introduction                                                          22
 Pricing of Fund Shares                                                22
 Purchasing Shares                                                     23
 Redeeming Shares                                                      23
 Dividends, Distributions, and Tax Consequences                        24
 IRA and Retirement Accounts                                           24
Financial Information                                                  25
 Highlights                                                            25
 Shareholder Reports                                                   25
Custodian, Auditor, and Distributor                                    26

























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                                  C/Fund

Investment Objective

     Total return through capital gains, both realized and unrealized plus income earned from dividends and interest.

Investor Profile

     A conservative investor who wants a fair current income plus potential for appreciation.

Investment Strategy and Implementation

     The C/Fund portfolio invests in stocks and fixed-income securities in proportions designed to meet its investment objectives while minimizing the risk of net asset value decline. The mix between stocks and fixed investments changes at times in response to market conditions while maintaining some balance within these two major categories most of the time.

     While equity markets appear favorable, the Fund buys and holds a reasonably balanced percentage of its assets in:

       o  Regularly traded common stocks,
       o  convertible preferred stocks, and
       o  convertible bonds.

     The Fund's primary policy is to invest most often in issues such as those traded on the New York Stock Exchange and NASDAQ. However, to take advantage of investment opportunities, it may still invest in equities that may trade over the counter. The Fund also follows a diversification policy to reduce risks.

     When the market experiences major weakness, the Fund reduces equity investments in favor of fixed-income investments to protect asset value. At such times, it would most often invest in the fixed-income investments of the highest quality and would select maturities meet fund objectives under such conditions. These investment would include:

       o  U.S. Government issues,
       o  Money market investments, and
       o  Other investments of similar quality.

     At all times, the Fund invests some of its assets in fixed investments like U.S. Government notes or bonds. Additionally, the fund may invest in A-rated, or better, corporate fixed-income securities. It may also acquire non-rated fixed-income issues, which it considers to be of comparable quality. It does not intend to buy, sell, hold or deal in options or warrants in the ordinary course of business.

     However, because the Fund believes any severe restriction of investment flexibility could be a detriment to shareholder interests at times, it retains the right to invest and reinvest assets in issues from time to time only as necessary to conform to the Investment Company Act of 1940, and to qualify itself under Sub-Chapter M of the Internal Revenue Code. (Please refer to the Tax Information section of this Prospectus on page 24 for further details.)

     For additional restrictions that the fund has imposed upon itself, please see the appropriate section in the fund 's Statement of Additional Information. It is on file with the Securities and Exchange Commission and is available to you free at your request placed to the telephone number or address shown on the cover of this Prospectus.

Investment Risks

     The Fund tries to match or exceed returns produced by the popular market averages such as the Dow Jones Industrial Average and the Standard and Poor's 500 Average by reducing risk of asset value decline  when  the market is weak and earning average or better  total returns when the market is strong. While that is the Fund's objective, it cannot assure you that it can achieve it. Correct timing of movement from one type of investment to another is critical and not always possible to achieve.


                            C/Fund (continued)

Investment Risks (continued)

     You should understand that risk is inherent when investing in common stocks including:

       o The senior right of lenders ahead of the claims of common shareholders on liquidation of the issuing company, and
       o The risk that dividends may not be earned, declared or paid by its directors which can cause significant fluctuations in a common stock's market price.

     Risk/Return Bar Chart and Table

     The following bar chart and table provide an indication of the risks of investing in C/Fund. The bar chart shows changes in the Fund's performance from year to year over a 10-year period. The table shows how the Fund's average annual returns for one, five, and ten years compare to those of a broad-based securities market index. Remember that how the Fund has performed in the past is not necessarily an indication of how it will perform in the future.

     [bar chart graphic]

     During the period shown in the following bar chart, the highest return for a quarter was 17.1% (quarter ending December 31, 1998) and the lowest return for a quarter was -9.7% (quarter ending September 30,
     1990).

     Average Annual Total Returns   Past    Past      Past
     (for the periods ending        1 Year  5 Years  10 Years
      December 31)
       C/Fund                        21.4%   16.3%     14.4%
       S&P 500*                      26.7%   21.4%     16.0%
     * This is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

Fees and Expenses of the Fund

     The following information will help you to compare the fees and expenses charged by C/Fund with those of other mutual funds. All of the Company's series are "NO LOAD" funds, which means that you pay no sales commissions to buy shares. There are no charges for redeeming shares and no other kind of deferred or any other type of charge. As a result, 100% of everything you invest goes to work for you.

             Shareholder Transaction             Annual Fund Operating
                    Expenses                           Expenses
          Sales Commissions to     None      Investment Advisor's Fee 1.00%
            Purchase Shares                  12b-1 Fees               None
          Commissions to           None      Other Operating Expenses  .68%
            Reinvest Dividends               Total Operating Expenses 1.68%
          Redemption Fees          None


                            C/Fund (continued)

Fees and Expenses of the Fund (continued)

     Examples:

     Use the following information to help you understand the various costs and expenses customarily charged by mutual funds. Assume you bought shares of C/Fund on January 1 and paid $1,000, that the Fund achieves a 5% annual return, and that you redeem all shares on December 31. You would pay the following expenses over the specified periods:

          1 year     3 years   5 years    10 years
             $17         $53       $91        $199

          Expenses shown in these examples do not represent actual past or future expenses. Actual expenses may be more or less than those shown. The assumed 5% return is hypothetical, and is not a representation or prediction of past or future returns, which may be more or less than 5%.

Financial Highlights

     This table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns represent the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

                                       1994    1995    1996   1997    1998
     Net Asset Value Beginning       $15.07  $13.95  $16.83 $17.71  $20.61

       of Period
     Net Investment Income (Loss)       .34     .21     .19    .24     .28
     Net Realized and Unrealized Gain
      (Loss) on Investments            (.55)   3.42    2.56   3.50    4.12
     Total Income (Loss) From          (.21)   3.63    2.75   3.74    4.40
       Investment Income
     Dividends From Net Investment     (.36)  (.21)   (.19)  (.26)   (.72)
     Income
     Distributions from Net Realized   (.49)  (.54)  (1.58)  (.58)   (.50)
     Capital Gains
     Returns of Capital                (.06)    --    (.10)    --      --
     Total Distributions               (.91)  (.75)  (1.87)  (.84)  (1.22)
     Net Asset Value at End of Period  13.95  16.83   17.71  20.61   23.79

     Total Return(1)                  -1.10% 26.18%  16.15% 20.95%  21.39%
     Net Assets at End of Period      $3,806 $4,352  $5,423 $7,137  $8,860
       (000s)
     Ratio of Expenses to Average Net  1.83%  1.85%   1.90%  1.79%   1.68%
       Assets
     Ratio of Net Income to Average    2.53%  1.36%   1.05%  1.24%   1.27%
       Net Assets
     Portfolio Turnover Rate          23.84%  5.46%  11.38% 10.28%  17.58%

     (1) See "Financial Information" on page 25 for more information on Total Return.























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                            C/Growth Stock Fund

Investment Objective

     Maximum principal appreciation with dividend income a secondary consideration.

Investor Profile

     The investor who wants potentially rapid principal value appreciation and who is willing to assume a higher degree of risk and more net asset value volatility.

Investment Strategy and Implementation

     The C/Growth Stock Fund portfolio invests substantially all of its assets, regardless of market conditions, in the common stocks or equivalents (such as convertible preferreds or bonds) of more rapidly growing companies. Substantially all of its assets are invested all of the time.

     Stock selections are made using a variety of research sources, including proprietary analytical methodology that produces quantitative, computer-generated analyses of corporate financial information. These sources and analyses help identify companies whose management appears to understand how to build shareholder wealth regularly and systematically, and manages to that end. The advisor's research indicates that understanding the importance of building shareholder wealth ultimately creates a positive impact on the market value of the targeted company's outstanding shares. The advisor believes this is largely due to the company earning a return on invested capital that is consistently higher than its "cost" of invested capital. When this takes place, shareholder wealth increases as a result of the rise in share price.

Investment Risks

     Some fund assets are invested in large capitalization companies, but a major portion are invested in medium to small capitalization companies. The advisor makes investment selections by identifying companies that have above average growth prospects, regardless of capitalization or annual sales volume. This aggressive approach can result in greater price volatility with attendant above average fluctuations in net asset value per fund share.

     The advisor does not consider portfolio turnover a constraint when deciding to take profits or losses or to re-employ assets in investments better suited to meeting fund objectives. Accordingly, the fund can have higher turnover compared to funds with longer term orientations. This can cause the fund to frequently realize capital gains or losses, which it distributes to shareholders annually for inclusion in their personal income tax return. (See the "Federal Income Tax Status" section on page 24 for more information about capital gains tax status.)

     Risk/Return Bar Chart and Table

     The following bar chart and table provide an indication of the risks of investing in C/Growth Stock Fund. The bar chart shows changes in the Fund's performance from year to year since inception. The table shows how the Fund's average annual returns for one and five years and since inception compare to those of a broad-based securities market index. Note that performance for the partial period 07/92 through 12/92 has not been annualized. Remember that how the Fund has performed in the past is not necessarily an indication of how it will perform in the future.

                      C/Growth Stock Fund (continued)

     Risk/Return Bar Chart and Table (continued)

     [bar chart graphic]

     During the period shown in the bar chart, the highest return for a quarter was 25.7% (quarter ending December 31, 1998) and the lowest return for a quarter was -11.9% (quarter ending September 30, 1998).

     Average Annual Total Returns     Past     Past      Past
     (for the periods ending        1 Year  5 Years  10 Years
      December 31)
         C/Growth Stock Fund         21.3%    15.5%     12.5%
         S & P 500*                  26.7%    21.4%     18.3%
     * This is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

Fees and Expenses of the Fund

     The following information will help you to compare the fees and expenses charged by C/Growth Stock Fund with those of other mutual funds. All of the Company's series are "NO LOAD" funds, which means that you pay no sales commissions to buy shares. There are no charges for redeeming shares and no other kind of deferred or any other type of charge. As a result, 100% of everything you invest goes to work for you.

        Shareholder Transaction           Annual Fund Operating
               Expenses                         Expenses
     Sales Commissions to     None    Investment Advisor's Fee     1.00%
       Purchase Share                 12b-1 Fees                    None
     Commissions to Reinvest  None    Other Operating Expenses      .68%
       Dividends                        Total Operating Expenses   1.68%
     Redemption Fees          None

     Examples

     Use the following information to help you understand the various costs and expenses customarily charged by mutual funds. Assume you bought shares of C/Growth Stock Fund on January 1 and paid $1,000, that the Fund achieves a 5% annual return, and that you redeem all shares on December 31. You would pay the following expenses over the specified periods:

          1 year   3 years    5years    10 years
             $17       $53       $91        $199

          Expenses shown in these examples do not represent actual past or future expenses. Actual expenses may be more or less than those shown. The assumed 5% return in hypothetical, and is not a representation or prediction of past or future returns, which may be more or less than 5%.



                      C/Growth Stock Fund (continued)

Financial Highlights

     This table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns represent the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

                                     (1)1994   1995    1996   1997    1998
     Net Asset Value Beginning of     $10.27  $9.34  $11.28 $12.38  $13.65
       Period
     Net Investment Income (Loss)      (.01)    .02   (.05)  (.10)   (.06)
     Net Realized and Unrealized Gain  (.90)   2.13    2.24   3.20    2.96
     (Loss) on Investments
     Total Income (Loss) From          (.91)   2.15    2.19   3.10    2.90
       Investment Income
     Dividends From Net Investment     (.01)  (.02)      --  (.15)      --
       Income
     Distributions from Net Realized     --   (.19)  (1.08) (1.68)   (.71)
       Capital Gains
     Returns of Capital                (.01)     --   (.01)     --      --
     Total Distributions               (.02)   (.21) (1.09) (1.83)   (.71)
     Net Asset Value at End of Period   9.34   11.28  12.38  13.65  $15.84

     Total Return(1)                  -8.59%  22.81% 20.30% 25.48%  21.25%
     Net Assets at End of Period      $1,379  $2,080 $2,212 $2,541  $3,082
       (000s)
     Ratio of Expenses to Average Net  1.87%   1.85%  1.90%  1.81%   1.68%
       Assets
     Ratio of Net Income to Average   (.16%)    .20% (.45%) (.68%)  (.45%)
       Net Assets
     Portfolio Turnover Rate          37.23%  16.46%  4.26% 51.11%  88.47%

     (1) See "Financial Information" on page 25 for more information on Total Return.
























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                             Adams Equity Fund

Investment Objective

     Maximum capital appreciation with dividend and interest income of secondary importance.

Investor Profile

     The  investor  who wants high total returns and who considers  current
     income   and  capital  gains  tax  consequences  to  be  of  secondary importance

Investment Strategy and Implementation

     This  fund  invests  a  minimum  of 65%  of  total  assets  in  equity securities of small, medium, and large capitalization companies without regard to size. Investments are selected using a proprietary process developed by Mr. William Adams, the fund's sub-advisor. That process involves a variety of inputs, including trading price momentum for target company shares. It produces a present value for a targeted company's shares by comparing earnings and earnings growth rate to the rate of return on long government bonds. It then compares the produced value to the current market to determine if the shares are over or undervalued.

     The fund invests in companies identified as undervalued which often triggers buy and sell signals. These signals may or may not be acted on, depending on many other present factors such as:

     o  The condition of the general economy,
     o  The existing or projected level of inflation, and
     o All other financial information about a given company that the advisor believes important.

     Fund assets that are not invested in stocks are held in short-term interest-bearing investments until stock issues are identified and purchased. Other fixed-income investments are rarely acquired, and if they are, they are most likely to be convertible or exchangeable into a common stock of the issuing company.

Investment Risks

     The common stock investments in this fund presently consist, in the majority, of securities in small- and medium-sized companies. Even though such companies have the potential for rapid growth, they may have less management depth, and financial and competitive resources than larger companies. In many cases, companies in the small to medium-capitalization markets are under-followed making them less efficiently priced than larger capitalization companies. Also, smaller trading volume and frequency may cause greater price fluctuations than is present in investments in larger companies.

     The advisor does not consider portfolio turnover a constraint when deciding to take profits or losses or to re-employ assets in investments better suited to meeting fund objectives. Generally, shareholders should expect the Fund's turnover not to exceed 150%. Turnover exceeding 100% increases the likelihood of short term capital gains and losses and increases brokerage expenses. The fund distributes realized gains and losses to shareholders annually for inclusion in their personal income tax return. (See the "Federal Income Tax Status" section on page 24 for more information about capital gains tax status.)

     Risk/Return Bar Chart and Table

     The following bar chart and table provide an indication of the risks of investing in the Adams Equity Fund. The bar chart shows changes in the Fund's performance from year to year since its inception. The table shows how the Fund's average annual returns for one year and since inception compare to those of a broad-based securities market index. Note that performance for the partial period 10/95 through 12/95 has not been annualized. Remember that how the Fund has performed in the past is not necessarily an indication of how it will perform in the future.


                       Adams Equity Fund (continued)

     Risk/Return Bar Chart and Table (continued)

     [bar chart graphic]

     During the period shown in the bar chart, the highest return for a quarter was 16.5% (quarter ending June 30, 1997) and the lowest return for a quarter was -26.0% (quarter ending September 30, 1998).

      Average Annual Total Return     Past       Since
      (for the periods              1 Year   Inception
       ending December 31)
       Adams Equity Fund             -8.4%        9.6%
            S&P 500*                 26.7%       26.2%
     * This is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

Fees and Expenses of the Fund

     The following information will help you to compare the fees and expenses charged with those of other mutual funds. All of the
     Company's series are "NO LOAD" funds, which means that you pay no sales commissions to buy shares. There are no charges for redeeming shares and no other kind of deferred or any other type of charge. As a result, 100% of everything you invest goes to work for you.

          Shareholder Transaction             Annual Fund Operating
                 Expenses                           Expenses
       Sales  Commissions to    None      Investment Advisor's Fee   1.00%
         Purchase Share                   12b-1 Fees                  None
       Commissions to Reinvest  None      Other Operating Expenses    .70%
         Dividends                          Total Operating Expenses 1.70%
       Redemption Fees          None



     Examples:

     Use the following information to help you understand the various costs and expenses customarily charged by mutual funds. Assume you bought shares of Adams Equity Fund on January 1 and paid $1,000, that the Fund achieves a 5% annual return, and that you redeem all shares on December. You would pay the following expenses over the specified periods:

          1 year   3 years    5 years    10 years
            $17        $54        n/a         n/a

          Expenses shown in these examples do not represent actual past or future expenses. Actual expenses may be more or less than those shown. The assumed 5% return in hypothetical, and is not a representation or prediction of past or future returns, which may be more or less than 5%.



                       Adams Equity Fund (continued)

Financial Highlights

     Use this table to help you understand the Fund's financial performance for the past four years. Certain information reflects financial results for a single Fund share. The total returns represent the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

                                        (1)1995   1996    1997    1998
     Net Asset Value Beginning of        $10.00  $9.82  $11.82  $13.90
       Period
     Net Investment Income (Loss)           .03    .02   (.10)   (.11)
     Net Realized and Unrealized Gain     (.19)   2.62    2.18  (1.05)
     (Loss) on Investments
     Total Income (Loss) From Investment  (.16)   2.64    2.08  (1.16)
       Income
     Dividends From Net Investment        (.02)     --      --      --
       Income
     Distributions from Net Realized        --   (.64)      --      --
       Capital Gains
     Returns of Capital                     --     --       --      --
     Total Distributions                  (.02)  (.64)      --      --
     Net Asset Value at End of Period      9.82  11.82   13.90   12.75

     Total Return(2)                  (3)-1.50% 26.32%  17.60%  -8.35%
     Net Assets at End of Period           $147   $254  $1,277    $890
       (000s)
     Ratio of Expenses to Average Net     1.16%  1.36%   1.74%   1.70%
       Assets
     Ratio of Net Income to Average        .32%   .18%  (.75%)  (.79%)
       Net Assets
     Portfolio Turnover Rate                 -- 65.00% 48.17%   70.86%

     (1) Fund started in October 1995. Ratio of operating expenses to average net assets has been annualized.
     (2) See "Financial Information" on page 25 for more information on Total Return.
     (3) Total return for the partial period of October through December 1995 has not been annualized.

























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                             C/Government Fund

Investment Objective

     High yield with minimum net asset value volatility and credit risk.

Investor Profile

     The investor who wants income and principal safety with minimum net asset value volatility, but who also seeks a higher return than that which is available through money market or bank savings accounts.

Investment Strategy and Implementation

     This fund invests substantially all of its assets in obligations of the U.S. government or one or more of its agencies which offers the opportunity to minimize price change and uses yield curve timing and maturity step-laddering. It only seeks the higher yields available on issues with maturities longer than a year when the attendant net asset value fluctuations can be minimized.

     The fund buys seasoned issues below or above par or face value and step-ladders the portfolio so that issues usually mature in even periods. While there are no restrictions on maturities or terms of purchased issues, the advisor typically invests in issues with under 10 year maturities. Maturities may change from time to time according to the fund advisor's views on future interest rate trends.

     Typically, all available monies are invested in government issues to the extent practical, economical, and warranted by the then-existing interest rate climate as it relates to the fund's objectives. When any monies are uninvested, they are automatically swept overnight into a short term money market which the advisor considers a permanent portfolio investment class or sector.

Investment Risks

     The advisor tries to minimize net asset value changes by adjusting the portfolio from time to time, and to reduce share price risk through various portfolio management techniques. But, shareholders should know that fluctuations will likely occur in line with any changes in the government issues held. Longer maturities afford higher yields but contribute to price fluctuation.

     Risk/Return Bar Chart and Table

     The following bar chart and table provide an indication of the risks of investing in C/Government Fund. The bar chart shows changes in the Fund's performance from year to year since inception. The table shows how the Fund's average annual returns for one and five years and since inception compare to those of a broad-based securities market index. Remember that how the Fund has performed in the past is not necessarily an indication of how it will perform in the future.




                       C/Government Fund (continued)

     Risk/Return Bar Chart and Table (continued)

     [bar chart graphic]

     During the period shown in the bar chart, the highest return for a quarter was 5.1% (quarter ending September 30, 1998) and the lowest return for a quarter was -0.5%% (quarter ending March 31, 1997).

        Average Annual Total Returns         Past      Past        Since
       (for the periods ending             1 Year   5 Years    Inception
        December 31)
          C/Government Fund                  7.9%      6.2%         6.4%
       Merrill Lynch 1-10 Year               8.6%      6.5%         6.9%
           Treasury Index
     * This is a widely recognized index of U.S. Government securities with maturities of 1 to 10 years.

Fees and Expenses of the Fund

     Use the following information to help you compare the fees and expenses charged by this series with those of other mutual funds. All of the Company's series are "no load " funds, meaning that you pay no sales commissions to buy shares. There are no redemption fees or any other kind of charges.

          Shareholder Transaction           Annual Fund Operating
                 Expenses                         Expenses
       Sales Commissions to     None    Investment Advisor's Fee     .50%
         Purchase Share                 12b-1 Fees                   None
       Commissions to Reivnest  None    Other Operating Expenses     .46%
         Dividends                        Total Operating Expenses   .96%
       Redemption Fees          None

     Examples

     Use the following information to help you understand the various costs and expenses customarily charged by mutual funds. Assume you bought shares of C/Government Fund on January 1 and paid $1,000, that the Fund achieves a 5% annual return, and that you redeem all shares on December 31. You would pay the following expenses over the specified periods:

          1 year   3 years    5 years     10 years
             $10       $31        $53         $118

          Expenses shown in these examples do not represent actual past or future expenses. Actual expenses may be more or less than those shown. The assumed 5% return in hypothetical, and is not a representation or prediction of past or future returns, which may be more or less than 5%.

Financial Highlights

     Use this table to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns represent the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.


                       C/Government Fund (continued)

Financial Highlights (continued)


                                        1994  1995    1996   1997   1998
     Net Asset Value Beginning of      $9.93 $9.44  $10.02  $9.87 $10.01
       Period
     Net Investment Income (Loss)        .44   .54     .56    .57    .54
     Net Realized and Unrealized Gain  (.47)   .58   (.15)    .14    .22
       (Loss) on Investments
     Total Income (Loss) From          (.03)  1.12     .41    .71    .76
       Investment Income
     Dividends From Net Investment     (.44) (.54)   (.56)  (.57)  (.55)
       Income
     Distributions from Net Realized     --     --      --     --     --
       Capital Gains
     Returns of Capital               (.02)     --      --     --     --
     Total Distributions              (.46)  (.54)   (.56)  (.57)  (.55)
     Net Asset Value at End of Period 9.44   10.02    9.87  10.01 $10.23

     Total Return                   -0.27%  12.34%   4.12%  7.35%  7.89%
     Net Assets at End of Period    $5,230  $3,972  $4,737 $4,543 $9,983
       (000s)
     Ratio of Expenses to Average    1.15%    .99%   1.02%  1.01%   .96%
       Net Assets
     Ratio of Net Income to Average  5.75%   5.54%   5.60%  5.74%  5.55%
       Net Assets Assets
     Portfolio Turnover Rate       122.48% 124.70%  59.95% 22.05%   .00%

     (1) See "Financial Information" on page 25 for more information on Total Return.

























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                   C/Community Association Reserve Fund

Investment Objective

     Higher yields with minimum net asset value volatility.

Investor Profile

     "Community Associations" that want to invest reserve funds safely while earning a higher return than is available on bank deposits or money market accounts with minimum net asset value fluctuation. This fund is solely for "Community Associations" located in Florida, which are registered and operating under the regulation of the State of Florida Bureau of Condominiums.

Investment Strategy and Implementation

     Current Florida laws and regulations govern how community associations invest reserve funds to ensure that those funds remain safeguarded and available for their designated capital expenditures uses. Associations commonly deposit such reserves in insured bank and thrift accounts. However, this can be a problem when the balances of many large associations exceed insurance limits. Also, such balances are often long-term, which creates a mismatch of maturities if long term balances are limited to investments in short term, non-fluctuating deposit accounts in financial institutions.

     This specialty fund is specifically designed and managed as a repository for community association reserve funds with the goals of:

     o A higher return than is available from other forms of eligible investments, and
     o  Net asset value safety and stability.

     The fund qualifies as an eligible investment for association reserve funds under Florida law and invests solely in obligations of the U.S. government or its agencies. It invests in short to intermediate term issues, most often having an average maturity of under 5 years. While fluctuations may be greater with maturities greater than one year, the fund advisor manages the portfolio to meet its objectives while seeking to minimize share price volatility.

     Mathematical comparison of price risk potential to intermediate duration yields information that the advisor uses to assess whether investing in higher interest paying issues of longer maturity is profitable enough to justify or offset the added risk of price fluctuations. The advisor also uses portfolio management techniques, which may include, among others, yield-curve timing and portfolio maturity step-laddering to achieve fund goals.

Investment Risks

     The advisor tries to minimize net asset value changes by adjusting the portfolio from time to time, and to reduce share price risk through various portfolio management techniques. Shareholders should know that fluctuations will likely occur just as if they had bought and held government issues directly. Longer maturities afford higher yields but contributes to share price fluctuation.

     Risk/Return Bar Chart and Table

     The following bar chart and table provide an indication of the risks of investing in C/Community Association Reserve Fund. The bar chart shows changes in the Fund's performance from year to year since inception. The table shows how the Fund's average annual returns for one and five years and since inception compare to those of a broad-based securities market index. Remember that how the Fund has performed in the past is not necessarily an indication of how it will perform in the future.


             C/Community Association Reserve Fund (continued)

     Risk/Return Bar Chart and Table (continued)

     [bar chart graphic]

     During the period shown in the bar chart, the highest return for a quarter was 2.6% (quarter ending December 31, 1997) and the lowest return for a quarter was .5% (quarter ending September 30, 1997).

        Average Annual Total Returns     Past      Past       Since
        (for the periods ending        1 Year   5 Years   Inception
         December 31)
       C/Community Association           5.7%      6.1%        5.8%
            Reserve Fund
       Merrill Lynch 1-10 Year           8.6%      6.5%        6.9%
           Treasury Index
     * This is a widely recognized index of U.S. Government securities with maturities of 1 to 10 years.

Fees and Expenses of the Fund

     Use the following information to help you compare the fees and expenses charged by this series with those of other mutual funds. All of the Company's series are "no load " funds, meaning that you pay no sales commissions to buy shares. There are no redemption fees or any other kind of charges.

          Shareholder Transaction           Annual Fund Operating
                 Expenses                         Expenses
       Sales Commissions to     None    Investment Advisor's Fee     .50%
       Purchase Share                   12b-1 Fees                   None
       Commissions to Reinvest  None    Other Operating Expenses     .46%
         Dividends                        Total Operating Expenses   .96%
       Redemption Fees          None

     Examples:

     Use the following information to help you understand the various costs and expenses customarily charged by mutual funds. Assume you bought shares of C/Community Association Reserve Fund on January 1 and paid $1,000, that the Fund achieves a 5% annual return, and that you redeem all shares on December 31. You would pay the following expenses over the specified periods:

          1 year   3 years    5 years    10 years
             $10       $31        $53        $118

          Expenses shown in these examples do not represent actual past or future expenses. Actual expenses may be more or less than those shown. The assumed 5% return in hypothetical, and is not a representation or prediction of past or future returns, which may be more or less than 5%.



             C/Community Association Reserve Fund (continued)

Financial Highlights

     Use this table to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns represent the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

                                       1994   1995    1996   1997    1998
     Net Asset Value Beginning of    $10.00 $10.00  $10.00 $10.00  $10.00
       Period
     Net Investment Income (Loss)(1)    .59    .60     .58    .56     .52
     Net Realized and Unrealized         --     --      --    .04     .03
       Gain (Loss) on Investments
     Total Income (Loss) From           .59    .60     .58    .60     .55
       Investment Income
     Dividends From Net Investment    (.59)   (.60)   (.58)  (.60)   (.52)
       Income
     Distributions from Net Realized     --      --      --     --      --
       Capital Gains
     Returns of Capital                  --      --      --     --      --
     Total Distributions              (.59)   (.60)   (.58)  (.60)   (.52)
     Net Asset Value at End of Period 10.00   10.00   10.00  10.00  $10.03

     Total Return(1)                  6.36%   6.29%   5.95%  6.08%   5.70%
     Net Assets at End of Period        $59    $430    $548   $854    $724
       (000s)
     Ratio of Expenses to Average Net    --      --      --   .14%    .96%
        Assets
     Ratio of Net Income to Average   8.76%   5.96%   5.83%  6.21%   5.28%
       Net Assets
     Portfolio Turnover Rate             --  41.35%   9.61% 52.64%  14.20%

     (1)  See Financial Statement Note I.
     (2) See "Financial Information" on page 25 for more information on Total Return.
























                    This page left blank intentionally.

                        Fund Performance Discussion

     Management's discussion of Fund performance is contained in the Company's Annual Report and in the Investment Letters produced monthly by its Custodian, Caldwell Trust Company and mailed to all shareholders. Both the Annual Report and these Investment Letters are made a part of this Prospectus by reference. To receive a free copy of the Annual Report, call or write the Company at the telephone number or address shown on both the front and back covers of this Prospectus. To review or print the Annual Report and Investment Letters via the internet, go to http://www.ctrust.com.


                     Management and Capital Structure

Investment Advisor

     Omnivest Research Corporation
     250 Tampa Ave. West
     Venice, FL 34285
     Voice: (941) 493-4295
     Toll-Free: (800) 338-9477
     Fax: (941) 496-4660

     The Company's Funds retain Omnivest Research Corporation ("ORC") as investment Advisor under annual contracts with each fund. ORC is registered under the Investment Advisors Act of 1940 and with the Florida Division of Securities, Tallahassee, Florida. As such, it periodically files reports with both agencies, which are available for public inspection.

     ORC  is  a  Florida  corporation wholly owned by  Trust  Companies  of
     America,  Inc., a holding company  controlled by   Roland G.  Caldwell
     and his family. It has provided services to, and has had experience with, the management of investment companies since 1984. Its investment management history, and that of its principal, Roland G. Caldwell, includes serving as portfolio manager and/or investment advisor to
     corporations,    individuals,    retirement    accounts,    charitable
     foundations,  and  insurance  companies.   As  of  the  date  of  this
     Prospectus, the sole business and activity of ORC is to provide investment management and advice under contract to the Company's fund series.

     Roland G. Caldwell is ORC's primary investment professional and fund manager within ORC. He has been active without interruption since 1958 in the field of investment research and portfolio management, both privately and as an officer of large domestic and foreign trust and banking institutions.

     William Adams serves as an ORC sub-advisor, helping to analyze and select specific investments for the Adams Equity Fund. He has worked in the securities industry since 1975, primarily as an account executive with several leading brokerage firms where he helped manage both fixed and equity portfolios for individual investors. Although he acted continually in this capacity throughout this period using his proprietary model to make stock selections, his first experience in mutual fund management began in October 1995 with the opening of the Adams Equity Fund.

     As Advisor to all Fund series, ORC receives the following fees:

     o 1% per annum of the average daily market value of the net assets of C/Fund, C/Growth Stock Fund, and Adams Equity Fund, and
     o .5% per annum of the average daily market value of C/Government Fund and C/Community Association Reserve Fund.

     Although 1% of assets may be higher than fees paid by some other equity mutual funds, the Advisor believes it to be comparable to those charged by other advisors to funds with similar objectives. The fee also takes into account that the Advisor pays the costs of administer-ing the Company's fund series portfolios, including accounting record maintenance and shareholder ledgers.

               Management and Capital Structure (continued)

Investment Advisor (continued)

     Under terms of the advisory agreement, total expenses of each Fund series have been voluntarily limited to no more than 2% of Fund net assets in any one year. If actual expenses ever exceed the 2% limitation, the Advisor reimburses the Fund for such excess expenses and fully discloses to Fund shareholders in financial statements in accordance with generally accepted accounting practices.

     ORC  has  its  registered offices at 250 Tampa  Avenue  West,  Venice,
     Florida,  34285.   C/Funds Group, Inc., shares facilities,  space  and
     staff with both its custodian and with ORC.

     Presently, the Company leases mutual fund software from C/Data Systems which is wholly-owned by Trust Companies of America, Inc. (For additional details, please refer to the History of Investment Advisor section in the Statement of Additional Information).

Capital Structure

     Organized October 24, 1984, the Company and its entire capitalization consists solely of 5 million shares of authorized common stock with a par value of $.001 each. When issued, each full or fractional share is fully paid, non-assessable, transferable and redeemable.


                          Shareholder Information

Introduction

     As a shareholder, you vote your Fund series shares at each annual or special meeting on any matters on which you are entitled to vote by law or under provisions of the Company's articles of incorporation. All shares are of the same class, and each full share has one vote. Fractional shares (issued to three decimal places) have no voting rights.

     You also vote to elect corporate directors and on other matters that affect all Fund series. As a holder of a particular Fund series, you
     vote  on  matters  that  exclusively affect  that  Fund  series.   For
     example, you would vote on an investment advisory agreement or investment restriction relating to your Fund series alone.

     As holders of a particular Fund series, you have distinctive rights regarding dividends and redemption, which are more fully described, later in this Prospectus and in the Statement of Additional Information. The Board of Directors, at its discretion, declares dividends for each Fund series as often as is required for the Company to maintain qualification under Sub-Chapter M of the IRS code.

     If the Company liquidates or dissolves, as a holder of a particular Fund series you will receive pro-rata and subject to certain rights of creditors:

     o  The proceeds of the sale of that Fund series' portfolio, less
     o  That series' liabilities attributable its portfolio.

     On the Company's liquidation, any general corporate liabilities and assets will be fairly allocated among each of the Fund series portfolios based on their respective liquidation values.

     Direct all shareholder inquiries to the Company at the address and telephone number listed on the cover page of this Prospectus.

Pricing of Fund Shares

     The Company calculates the NAV each day at the last known trade price on or after 4:00 p.m. NY time, and on such other days as there is sufficient trading in the Company's portfolio of securities to materially affect its NAV per share. It ordinarily values its portfolio of securities based on market quotes. If quotations are not available, it values securities or other assets by a method, which the Board of Directors believes most accurately reflects fair value.

                    Shareholder Information (continued)

Pricing of Fund Shares (continued)

     The formula for calculating the NAV per share is:

          Total market value of all assets, cash and securities held, minus Any liabilities, divided by
          The total number of shares outstanding that day.

Purchasing Shares

     The Company requires no minimum to open an account or to make subsequent investments. After opening an account, you can make purchases in person, by mail, or by telephone if you make mutually satisfactory telephone arrangements with the Company beforehand. In telephone purchases, be aware that the Company cannot be held responsible for acting on instructions it believes are received in good faith.

     To open an account:

     o  Complete and sign the application enclosed with each Prospectus,
     o Return it personally or by mail to the Company at P. O. Box 622, Venice, FL 34282-0622, along with a check payable to the name of the Fund in which you are investing.

     Your check for an initial or subsequent investment does not have to be certified. If your check does not clear, the Company will cancel your order(s) and you may be liable for losses or fees incurred, or both.

     On the business day that your completed application and check are in the Company's possession and it accepts your order, the Company purchases shares for your account at the Net Asset Value ("NAV") per share of the Fund you selected, as calculated that same day.

     The Company opens a separate account for you for each Fund you purchase. It credits each account with, and holds in it, all shares that you purchase or that are issued to you, such as automatic dividend reinvestments and capital gains distributions. The Company allocates fractional shares for purchases (and redemptions), including reinvested distributions. For example, if you purchase $1,000 at a NAV of $11.76 per share, the Company will credit your account with
     85.034 shares. Remember that for voting purposes, fractional shares are disregarded.

     If you want dividend or capital gains distributions in cash rather than additional shares, or want share certificate issued, you can make a written request containing all documentation that the Company requires. Call the Company at 1-800-338-9477 or write to the address shown on the front cover of this Prospectus to find out about the documentation the company requires for such requests.

     To accommodate IRA investments and IRA rollovers, which are often odd amounts, the Company allows all IRA participants to invest or rollover such IRA monies in Fund shares in any amount that is eligible or allowed under current Internal Revenue Service rules.

     The Company reserves the right to reject purchase applications or to terminate the offering of shares made by this Prospectus if the Board of Directors determines that such action is in the interest of shareholders.

Redeeming Shares

     The Company will redeem, with no redemption fee, all or any portion of your shares in any Fund on any day that a NAV is calculated for that Fund. The price paid to you will be the NAV per share next determined after the Company receives your redemption request.

     You must make redemption requests in writing unless you have made prior telephone arrangements with the Company. You, and any other owner of the affected account must sign the written request in the exact same way that the shares are registered as shown on the original application you submitted which the Company holds in its records.


                    Shareholder Information (continued

Redeeming Shares (continued)

     You can make redemption requests by telephone only if you previously deposited a validly signed and guaranteed stock power with the Company and if no share certificates were issued to you. The signature(s) on such stock powers must be guaranteed by an official of a commercial bank, trust company, or member firm on the New York Stock Exchange.

     If you hold a share certificate, to redeem it you must deposit it with the Company along with all necessary legal documentation. That documentation includes, but is not necessarily limited to, a written and signed redemption request with the signature guaranteed as described above for stock powers in telephone redemptions.

     The Company normally pays for redeemed shares on the next business day immediately following the redemption date. The Company reserves the right, however, to withhold payment for up to five (5) business days if necessary to protect the interests of the Company or its shareholders. Redemption proceeds are mailed to the address to which the Company registered the account.

     If you purchase shares and then request redemption within 15 days, you are not eligible to receive payment until the Company determines to its satisfaction that the funds you used to make the purchase have cleared and are available for payout.

     If you make a small initial investment, you will be subject to a mandatory redemption if you redeem a portion of the investment that makes your remaining investment too small to justify the costs of maintaining an open account, as the Company deems.

     The Company reserves the right to refuse or discontinue share sales to any investor who, in its opinion, is or may disrupt normal Company operations or adversely affect the interests of the Company or Fund shareholders by engaging in frequent or short-term purchase and redemption practices or by other actions.

     Share redemptions, whether voluntary or involuntary, may result in your realizing a taxable capital gain or loss.

Dividends, Distributions, and Tax Consequences

     The Company intends to remain a qualified "regulated investment company" under Sub-Chapter M of the Internal Revenue Code and qualify for the special tax treatment available by adhering to strict, self-imposed restrictions.

     Distributions to you as a shareholder of a particular Fund come from interest and dividends that the Fund receives and net long-term capital gains realized during the tax year. All such distributions are normally considered as dividends taxable in most instances as ordinary income when received, whether in cash or as additional shares. Under tax rules, individual taxpayers must report 100% of all income earned on shares owned with no deduction allowed for certain fees and expenses incurred. In short, all distributions of dividends, interest, and capital gains realized are normally subject to tax.

     Early each calendar year, the Company will give you the information you need to correctly report the amount and type of dividends and distributions on your tax return. To avoid the Company having to withhold a portion of your dividends, you must provide needed information, including a valid, correct Social Security or Tax Identification Number.


IRA and Retirement Accounts

     If you are eligible to open and/or make deposits to an Individual Retirement Account ("IRA") including a Roth IRA, or Self-Employed IRA ("SEP-IRA"), you can use the Company as custodian to hold Fund shares, but no other form of investments, securities, or assets. You must use a trust company or other eligible custodian to hold any non-Fund
     related  securities  or  investments.   Caldwell  Trust  Company,  the
     Fund's  custodian,   is  eligible  to  serve  as  custodian  for  such
     purposes.  It  can  and   will  serve  as  custodian  for   any   Fund
     shares  on  request.   (For  more information  regarding such services
     and fees, please call or write Caldwell Trust Company directly or the Company at the address and telephone number shown on the front page of this Prospectus).


                    Shareholder Information (continued)

IRA and Retirement Accounts (continued)

     If you have or open an IRA or SEP-IRA account and want to invest all or portion of your deposits in shares of any Fund series, you can do so by opening a "Self-Directed" IRA or SEP-IRA account with the Company. To obtain copies of the forms needed to open an account, write or call the Company. Retirement plans and other "rollovers" are eligible to be rolled into an IRA or SEP-IRA account with the Company, as are rollovers from most other types of qualified retirement accounts. The Company makes no charge of any kind to open, maintain or close an IRA account invested 100% in shares of any Fund series.

     You can also invest funds deposited into other types of profit-sharing, pension or retirement plans, including Keogh accounts in shares of any Fund series. However, the qualification and certification of such "Plans" must first be prearranged with a pension or tax specialist who is qualified to assist and oversee plan compliance requirements. Although the Company retains an expert to help you establish such plans, it neither offers nor possesses the necessary professional skills or knowledge regarding the establishment, compliance or maintenance of IRS-qualified retirement plans. The Company recommends that you retain professional counsel for such purposes


                           Financial Information

Highlights

     Financial highlights for each fund for the past five years, or since inception if less, are included in the discussions of each fund. With the exception of each fund's total return figures, this information has been audited by Gregory, Sharer & Stuart whose report, along with the Fund's financial statement, are available upon request.

     To review this information for:

     o  C/Fund, go to page 3.
     o  C/Growth Stock Fund, go to page 7.
     o  Adams Equity Fund, go to page 11.
     o  C/Government Fund, go to page 14.
     o  C/Community Association Reserve Fund, go to page 19.

     With the exception of each Fund's Total Return figure, this information has been audited by Gregory, Sharer and Stuart whose report, along with the Funds' financial statement, are included in the Company's annual report which is available on request.

Shareholder Reports

     The Company's latest annual financial statement is a part this Prospectus by reference. If an interim financial statement with a later date is available, it is incorporated by reference also. These reports include:

     o  Statement of Assets and Liabilities,
     o  Statement of Operations,
     o  Statement of Changes in Net Assets,
     o  Schedule of Fund Investments,
     o  Per Share Tables,
     o  Notes to financial statements, and
     o  Any applicable supplementary information.

     You receive the most recent annual statement and interim statement if applicable, along with this Prospectus. Existing shareholders are the exception, because they receive their statements earlier. You can request a free copy of the most recent financial reports by contacting the Company at the address on the cover of this Prospectus.



                    Custodian, Auditor, and Distributor

Custodian

     Caldwell Trust Company, 201 Center Road, Venice, FL, 34292, serves as custodian of the Funds' assets. Under an agreement as agent for the Company, it is empowered to:

     o Hold all assets, securities and cash for each separate series. It may do so in the trust company's name or in its nominee name (or names). It accounts to each fund regularly for these holdings.
     o Accept instructions for the purchase, sale or reinvestment of all fund assets from the Company's president or from the funds' investment advisors.
     o  Disburse funds for authorized shareholder redemptions.

Auditor

     Gregory, Sharer & Stuart, CPAs, 100 2nd Ave. S., St. Petersburg, FL 33701, Certified Public Accountants, serves as the independent public accountant and auditor for the Company and its funds. Neither the firm nor any of its principals or staff holds any financial interest directly or indirectly in the Company or in any of its funds.

Distributor

     The Company acts as distributor of all shares of its funds and maintains its own shareholder register by fund, acting as transfer agent for all common shares outstanding.

























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            The   Statement  of  Additional  Information   for
            C/Funds Group, Inc. contains more information about the Company and its Funds. The Company's
            Annual  Report  and  its  Semi-Annual  Report   if
            applicable  (which  are  incorporated  into   this
            Prospectus by reference) also provide additional information. In the Annual Report, you will find a discussion of the Funds' performance during its last fiscal year.

            The Statement of Additional Information, Annual Report, and Semi-Annual Report if applicable are available to shareholders without charge. To request a copy of any of these documents, call or write C/Funds Group, Inc. at the telephone number or address shown below.

            Information about the Company and its Funds can be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Company and its Funds are available on the Commission's internet site at http://www.sec.gov and copies of this information may be obtained, on payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-6009.











                            C/Funds Group, Inc.
               Investment Company Act File Number 811-04246


   P. O. Box 622  Venice, Florida 34284-0622  941-488-6772  800-338-9477
                     http://www.ctrust.com/cfunds.htm







                            C/FUNDS GROUP, INC.

                               P. O. Box 622
                        Venice, Florida, 34284-0622
        Voice: 941-488-6772  Toll-Free: 800-338-9477  Fax: 941-496-
                                   4661

                               May 3, 1999


   C/FUNDS GROUP, INC. ("the Company") is an open-end diversified investment management company that operates a series of funds in five portfolios ("the Funds") under the names C/FUND, C/GROWTH STOCK FUND, ADAMS EQUITY FUND, C/GOVERNMENT FUND, AND C/COMMUNITY ASSOCIATION RESERVE FUND.

   This Statement of Additional Information is not a Prospectus. You should read it in conjunction with the Prospectus dated the same date. To receive a free copy of the Prospectus, write or call the Company at the address or telephone numbers shown above.

                             Table of Contents
     Fund History                                           1
       Date and Form of Organization                        1
     The Fund and Its Strategies and Risks                  1
       Classification                                       1
       Investment Strategies and Risks                      1
       Fund Policies                                        5
       Temporary Defensive Position                         6
       Portfolio Turnover                                   6
     Management of the Fund                                 7
       Board of Directors                                   7
       Compensation                                         8
     Control Persons and Principal Holders                  9
       Control Persons                                      9
       Principal Holders                                    9
       Management Ownership                                 9
     Investment Advisory and Other Services                10
       Investment Advisor                                  10
       Services Provided by Advisor and Fund Expenses Paid 10
       Service Agreements                                  11
       Other Service Providers                             11
     Brokerage Allocation and Other Practices              11
       Brokerage Transactions and Commissions              11
       Brokerage Selection                                 12
     Capital Stock                                         12
     Purchase, Redemption, and Pricing of Shares           13
       Purchase of Shares                                  13
       Redemption of Shares                                14
       Pricing of Shares                                   14
     Taxation of the Fund                                  15
     Performance Calculation                               16
     Financial Information                                 16
     Apppendix                                             17





















                    This page left blank intentionally.

                               Fund History

Date and Form of Organization

     C/Funds  Group,  Inc.  was incorporated in the  State  of  Florida  on
     October  24,  1984 under its original name, Caldwell  Fund,  Inc.   In
     1992, the corporation changed its name to C/Funds Group, Inc.


                   The Fund and Its Strategies and Risks

Classification

     C/Funds Group, Inc. is a diversified, open-end, regulated investment company registered under the Securities Acts of 1933 and 1934 and the Investment Company Act of 1940.

Investment Strategies and Risks

     Overview of the Funds and Their Objectives

     Each Fund series has its own investment objective as briefly described below.

     o C/Fund is a "total return" fund that seeks growth and income. It buys and owns both common stocks or equivalents, and fixed-income obliga-tions in any proportion that its Adviser deems appropriate at any given time.

     o C/Growth Stock Fund invests substantially all of its assets in common stocks or equivalents at all times as it seeks maximum growth of net asset value with only minor concern for volatility.

     o Adams Equity Fund buys and holds equities (common stocks or securities convertible into common stocks) seeking growth in shareholder value with current income yield of secondary importance;

     o C/Government Fund invests substantially all of its assets in fixed-income obligations issued by the U.S. Government or one or more of its Agencies for safety of principal and income.

     o C/Community Association Reserve Fund is a specialized fund offered only to qualified community associations in the State of Florida for investment of association reserve funds. It invests in U.S. Govern-ment or Agency obligations for safety and income.

     Total Return Concept

     The Adviser believes that the "total return" concept is an all-important, though not well understood, factor affecting all investors and asset managers in contemporary times. The goal of maximizing portfolio returns with a minimum of risk is now a universal maxim within the investment community. The Adviser further believes that most if not all asset managers either knowingly or unknowingly use the concept in their attempts to maximize returns, regardless of the type of investment used.

     The  risks of value loss due to price change or to a deterioration  in the issuer's financial health are vitally important influences in selecting investment types and specific securities within each type. Accordingly, the Adviser invests or reinvests fund assets in varying proportions in either fixed investments or equity investments according to the Adviser's view of the immediate outlook for each category.

     The Company's original fund, then called the Caldwell Fund, now called C/Fund, was established with "total return" as its investment objective. The basic outline of that strategy applies in some respects to each Fund series, constrained mainly by the types of investments each series is permitted to acquire and hold. An edited and updated version of the original description for C/Fund is provided here for reference and information.


             The Fund and Its Strategies and Risks (continued)

Investment Strategies and Risks (continued)

     Total Return Concept (continued)

          The Fund and its Adviser think that high total returns are mathematically achievable over time if a portfolio can:

          o Minimize decline in investment value during periods of sustained stock price weakness by reinvesting largely in fixed-income investments; and
          o Achieve average or better stock appreciation (as measured against such popular market averages as the Dow-Jones Industrial and Standard and Poor's 500 averages) during periods of rising prices.

          There is, of course, no assurance that the Adviser can achieve this objective.

          When investment appreciation is the goal, the Adviser invests most fund assets in securities of widely-held, well-known companies. Such investments are mostly common stocks and other securities, whose prices tend to rise or fall similarly to stocks, that are equivalent to or convertible into an equity investment. When asset value protection is most important, the Adviser most often invests in highest quality investments with maturities selected to achieve its goals in such a market environment. Such investments would include Treasury or Government Agency issues, money market investments, and other investments of similar quality,

          With fixed-income securities, market prices fluctuate with changes in interest rates, generally the longer the maturity the greater the percentage change. As such, investing in fixed-income securities provides an opportunity to make capital gains. To maximize total return, from time to time the Adviser may also invest in fixed-income securities, doing so for appreciation from capital gains rather than for value protection or current income maximization. The Adviser would confine its fixed-income investment purchases to bonds rated A or better by Standard & Poors (see Appendix).

          Flexibility is key to achieving "total return" in a portfolio. Smaller investment companies have the advantage of being able to add or remove total positions without substantially or adversely influencing the market value of individual issues traded. In today's markets, the share position size that can be traded without disrupting the market for the issues involved appears to be expanding. Should this trend continue as anticipated, constraints that might today limit the size of the Fund's portfolio because of its desire to retain trading flexibility, will become less a factor.

          The Fund, like all registered investment companies, reserves the right to limit the size of its assets by discontinuing sales of Fund shares at any time. Its Board of Directors could decide to do so at any time if they feel it would be in the best interests of the Company and/or Fund shareholders to maintain adherence to its objective which requires that it be able to sell and buy total security positions.

          The Adviser deems the most important portions of a portfolio's total returns to be income from interest and dividends and appreciation in share value. Appreciation is viewed as a form of repayment for the risks of price change that cannot be avoided when owning securities such as common stocks whose prices constantly change.

          Recognizing that interest and dividends are important in enhancing returns sometimes results in shareholders incurring federal, state and/or local income taxes on a significant portion of their annual distributions. Shareholders should understand that such tax considerations are secondary to maximizing the Fund's total returns when the Adviser makes investment decisions.


             The Fund and Its Strategies and Risks (continued)

Investment Strategies and Risks (continued)

     Total Return Concept (continued)

          This policy is partly based on the Adviser's belief that such taxes and tax rates have only an indirect bearing on any single company's attractiveness as an investment and partly because the Adviser believes that tax rates in general are, and should be, of declining importance to the investment decision-making process, viewed in a widest sense. Non-taxed portfolios, such as Individual Retirement Accounts, Keogh and other pension plans, are ideally suited for investing in one or more Fund series of the Company for these and other reasons."

     Common Stocks or Equivalents

     These investments, "equities," represent either a residual share ownership interest in a publicly-traded for-profit enterprise, or are preferred shares or fixed-income obligations of an issuer that can be converted into its common stock. In broad terms, the Adviser categorizes for-profit enterprises into two basic groups: seasoned large capitalization entities; and newer smaller capitalization entities. The features that help determine which category best fits any given enterprise are:

       o Annual sales volume and the rate of growth being experienced in sales;
       o Market value of all shares outstanding;
       o Amount of debt owed;
       o Profitability of the enterprise;
       o Length of time it has been successfully in business; and,
       o Kind of business in which it specializes or is seeking to participate.

     Usually the applicable category for an enterprise is obvious. General Motors, AT&T, IBM, General Electric, and American Home Products are large, seasoned, widely-held enterprises with long records to analyze. Conversely, an enterprise that has been in business only three to five years when it first offers its shares publicly is clearly an unseasoned enterprise, probably with relatively small annual sales volumes and small market capitalization. Less obviously, companies that have been in business for many years, yet still have relatively small market capitalizations and annual sales volumes, may owe considerable debt as a percentage of total capital, or have unseasoned management, or offer a less well-defined or understood product or service.

     Because  equities normally are not required to pay a  dividend  unless declared and have no maturity date when repayment in full of an initial investment is due, their market price tends to fluctuate with the issuer's changing prospects and market conditions. This open-ended nature makes equity investments more risky by definition and accordingly inappropriate for some investment purposes.

     Similarly, because common stocks have no fixed-income component (convertible preferreds and fixed obligations excluded from this definition because of their hybrid nature), investment value can either advance or decline depending on the issuer's success. This potential can attract those who are prepared to accept the risks in exchange for the prospect of investment price appreciation and/or dividend stream, as compared to other types of investments.

     The Adviser believes equities or equivalents are the most attractive type of investment available based on a superior long term equity performance record, today's marketplace liquidity, and the favorable longer term prospects for most enterprises in the current economic environment. Accordingly, for those investors who can afford the risk of price fluctuation or total investment loss in the most extreme case, the Adviser expects that common stocks and equivalents will continue to be the primary form of investment in Fund portfolios allowing such investments.


             The Fund and Its Strategies and Risks (continued)

Investment Strategies and Risks (continued)

     Common Stocks or Equivalents (continued)

     In making investment decisions, the Adviser considers all of these criteria as well as commonly accepted financial data like per share figures, return rates on capital, etc. Further, the Adviser uses computer-generated data which provides information that helps to determine whether the management team of an enterprise, regardless of size, understands the need to add to shareholder wealth and knows how to do it on a regular and sustained basis. This computerized analysis uses inputs that are proprietary to the Adviser and its sources including an enterprise's "cost of capital" and its rate of return on invested capital. The Adviser believes that shareholder wealth is created when return on investment exceeds cost of capital. Both current and past experience are important indicators of whether an enterprise is succeeding on this basis, which in turn the Adviser sees as evidence of its management's capabilities in this important regard.

     Fixed-Income Obligations

     The U. S. Treasury, federally authorized Agencies and other governmental bodies, public enterprises, and state, local and municipal authorities all issue many kinds of fixed obligations including Bills, Notes, Bonds, Indentures, First Mortgage Obligations, Participation Certificates, and others. Each of these kinds of obligations has unique characteristics and terms which are complex and awkward to describe in detail individually. Before making a fixed-income investment purchase, the Adviser examines all known relevant data regarding term, rate of interest, call features, conditions of repayment, collateral, guarantees, etc.

     In the current environment, U. S. Government obligations dominate the fixed-income market and interest rates on most fixed-income obligations are related or pegged in some way to rates on similar government obligations. In such an environment, the Adviser believes there is less need to invest in non-government related fixed-income investments.

     Further, investors in general have become more risk-averse in recent years creating a favor for fixed-income investments that have some
     form  of  insurance or government guarantee or backing.   Because  the
     borrowing needs of the U. S. Treasury and other U. S. Government Agencies have created substantial growth in the size of the government-related securities market, interest rates being paid on such issues are no longer significantly lower than the rates on high quality privately-issued fixed-income obligations.

     Strategies in Practice in the Funds

     Generally, the Investment Adviser to the Company's Funds invests C/Fund assets mostly in shares of larger, more seasoned enterprises; C/Growth Stock Fund mostly in shares of smaller, less seasoned enterprises; and Adams Equity Fund in stocks of companies of all sizes, large, medium and small. When the Adviser or sub-Adviser believes an enterprise is an appropriate investment for a Fund, it makes a purchase decision regardless of how others in the investment field might categorize the enterprise as a particular class size by capitalization. In general, however, the Adviser adheres to a practice of favoring seasoned issues in the more conservative funds, and issues that appear to have faster growth prospects, regardless of size, in the more aggressive funds.

     The manager of the Adams Equity Fund relies heavily on a proprietary valuation process. This dynamic process considers a company's growth rate and rate of return on assets in concert with the changing interest rate levels on long term U.S. Government bonds. This helps identify under- and over-valued securities which generates buy and sell signals that the manager may choose to act on. General market and economic conditions are also considered when making final purchase or sale decisions in this portfolio. During periods when sales proceeds are not immediately reinvested in other equities, the funds will be held in high quality, short-term interest-bearing investments until equity candidates are found for investment.

     Because of the factors discussed above at "Fixed-Income Obligations" and for other reasons, the Adviser favors purchasing government-related obligations, mostly Notes and Bonds, for all funds, most particularly those in which principal safety and income are primary objectives such as C/Government Fund and C/Community Association Reserve Fund. Although acquiring corporate fixed-income obligations in C/Fund as part of its fixed-income component from time to time is not prohibited, the Adviser favors and intends to continue to favor government-related issues, which are more marketable than all other forms of fixed-income securities. (See the Appendix for a further definition of quality as defined by a major fixed-income rating agency.)

             The Fund and Its Strategies and Risks (continued)

Investment Strategies and Risks (continued)

Fund Policies

     Under the terms of the By-laws of the Company and its Registration Statement pursuant to the Investment Company Act of 1940, the following investment restrictions were adopted. These restrictions can only be fundamentally changed or amended by majority approval by vote of all outstanding shares of all Funds, both individually and of the Company in total, as set forth in Company By-laws and the Investment Company Act of 1940.

     Accordingly, all Fund of the Company will not:

     A. Invest in the direct purchase and sale of real estate.

     B. nvest in options, futures, commodities or commodity contracts, restricted securities, mortgages, or in oil, gas, mineral or other exploration or development programs;

     C. Invest in foreign-based issuers that would exceed 10% of the value of its net assets at market value at the time of acquisition, except for issues widely traded on exchanges or in markets domiciled in the U.S., which may be held in any amount permitted registered investment companies;

     D. Borrow money, except for temporary purposes, and then only in amounts not to exceed in the aggregate 5% of the market value of its total assets taken at the time of such borrowing.

     E. Invest more of its assets than is permitted under regulations in securities of other registered investment companies, which restricts such investments to a limit of 5% of the Company's assets in any one registered investment company, and 10% overall in all registered investment companies, in no event to exceed 3% of the outstanding shares of any single registered investment company.

     F. Invest more than 5% of its total assets at the time of purchase in securities of companies that have been in business or been in continuous operation less than 3 years, including the operations of any predecessor, except for direct investments made in custodian banking entities serving one or more of the Company's Fund series;

     G. Invest or deal in securities which are not readily marketable.

     H. Own more than 10% of the outstanding voting securities of any one issuer or company, nor will it, with at least 75% of any Fund's total assets, invest more than 5% in any single issue, valued at the time of purchase. This restriction shall not be applicable for investments in U.S. government or agency securities, which are permitted to constitute 100% of the assets of any Fund of the Company at any time.

     I. Invest 25% or more of its total assets in a single industry or similar group of industries, except U.S. government securities.

     J. Maintain a margin account, nor purchase investments on credit or margin, or leverage its investments, except for normal transaction obligations during settlement periods.

     K. Make any investment for the purpose of obtaining, exercising or for planning to exercise voting control of subject company.

     L. Sell securities short.

     M. Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way. (Note: The Company may be deemed an underwriter of securities in some jurisdictions when it serves as distributor of its own shares for sale to or purchase from its shareholders.)

             The Fund and Its Strategies and Risks (continued)

Fund Policies (continued)

     N. Purchase or retain any securities issued by an issuer, if any officer, director, or interested party of the Company or its Investment Adviser is in any way affiliated with, controls or owns more than 1% of any class of shares of such issuer, or if any such described persons as a class beneficially own or control more than 5% of any class of securities of such issuer.

     O. Make loans to others or issue senior securities. For these purposes the purchase of publicly distributed indebtedness of any kind is excluded and not considered to be making a loan.

     Regarding Item E above, the Company uses computerized cash management sweep services offered by custodians. These services presently include reinvesting overnight and short term cash balances in shares of a money market whose primary objective is principal safety and maximum current income from holding highly liquid, short-term, fixed investments, principally U. S. Government and Agency issues. The Company only invests in such funds temporarily for convenience and efficiency as it tries to keep short term monies invested at interest only it can make more permanent reinvestments in the ordinary course of business.

     Further, Item N above does not apply to C/Growth Stock Fund or Adams Equity Fund, which is free to buy and invest in permitted percentages in shares of companies in which a significant or majority ownership is owned or held by or for the beneficial interest of an officer, director or interested person of the Company or any of its Fund series. Neither C/Growth Stock Fund nor the Adams Equity Fund has ever purchased such shares nor do they intend to do so in the foreseeable future.

Temporary Defensive Position

     Each fund series seeks to achieve its objectives by adhering to its investment approach as outlined in the Prospectus. When equities are the principal investment sector, each fund manager maintains short term money market balances in order to earn interest on all cash balances until stocks are selected and purchased. Likewise, fixed income funds retain all cash in short term money market balances until security selections are determined. In view of the modern investment environment of low inflation and low interest rates, all fund managers now consider money market balances as a permanent investment sector when avoidance of price change on fixed investments is considered consistent with fund objectives. As a total return fund, carrying large money market balances at any given time for any length of time is fully consistent with the objective of the C/Fund series.

Portfolio Turnover

     The Company's policy is to limit each Fund's portfolio turnover to transactions necessary to carry out its investment policies and/or to obtain cash for share redemptions. Portfolio turnover rates, which vary from period to period depending on market conditions, are computed as:

          The lesser of either total purchases or total sales, on an annualized basis, divided by
          The average total market value of the assets held.

     For equity Funds, the portfolio turnover rate tends to be higher than normal during formative years. Afterward, it is the Advisor's goal to minimize turnover by buying and holding rather than trading securities to the extent that it remains consistent with the Fund's investment objectives. For government securities purchases and sales, turnover is calculated if the securities mature beyond 1 year from date of purchase. This tends to increase the portfolio turnover percentages, which are reported for each Fund series in the financial statements incorporated into this Statement of Additional Information by reference.

     Turnover rate differences from 1997 to 1998 were not significant for C/Fund, C/Growth Stock Fund, and Adams Equity Fund given their investment objectives and market conditions during the period. Drops in turnover rate in the C/Government Fund and C/Community Association Reserve reflect response to declining market interest rates. It is anticipated that in the upcoming year changes in turnover rates for the various funds will fluctuate driven by the same investment objectives as they are pursued in the market environment that occurs.


                          Management of the Fund

Board of Directors

     Under the By-Laws of the Company, the Board of Directors have control and management of the business of the Company. Also, subject to the laws of the State of Florida and the Company's Certificate of Incorporation, they may do all those things and exercise all those powers that are not required by law or by the Certificate of Incorporation to be done or exercised by the shareholders.

     The members of the Board of Directors have the power to appoint and remove officers or employees, determine their duties, fix and change their compensation, and, in an officer's absence, to grant his or her powers to another officer. They may also fix and change any compensation paid to members of the Board. By resolution, they may designate committees that can exercise the powers of the Board in management of the business and affairs of the Company..

     Officers and Board of Directors

     Following are the names, duties, and affiliations of the Officers of the Company and the members of the Company's Board of Directors, as elected by shareholders at the latest Annual Meeting of Shareholders.

                      Position     Past Five Year Business
     Name, Address,   with         Affiliations                   Age
     and Age          the Company  and Primary Occupation
                                                                  31

     Roland G.        Director     VP/Secretary Trust Companies
     Caldwell, Jr.*   and          of America, Inc.; Secretary
     3320 Hardee      President    and Trust Officer Caldwell
     Drive                         Trust Company; President
     Venice, FL                    Omnivest Research Corp.
     34292

     William L.       Chairman,    Retired. Investments & Real    79
     Donovan          Board of     Estate. Former VP Gately
     736 Brightside   Directors    Shops, Inc., Grosse Pointe,
     Crescent                      MI.
     Venice, FL
     34293

     D. Bruce         Vice         Industrial Engineer,           64
     Chittock         Chairman,    Equipment for Industry,
     19625 Cats Den   Board of     Inc., Cleveland, OH.
     Road             Directors
     Chagrin Falls,
     OH 44023

     Emmett V. Weber  Director     Capt.(ret.) USAir,             67
     3411 Bayou                    Pittsburgh, PA; Real Estate.
     Sound
     Longboat Key,
     FL 34228

     Deborah C.       Director     VP CareVu Corporation;         42
     Pecheux*         and Sister   Former Sr. Project Engineer
     1911 Oakhurst    of           Ferranti, Intl., Houston,
     Parkway          President    TX.
     Houston, TX
     77479

     Lyn B. Braswell  Secretary    C/Funds Group, Inc.; Former    47
     542 Silk Oak     and Fund     commercial banking
     Venice, FL       Administrat  professional.
     34293-4311       or
            * Interested persons as defined under the 1940 Act

     Investment Advisory Board

     The Company's By-laws permit the President to appoint up to 15 persons to serve on an Advisory Board until replaced, to help formulate overall investment policies, if, and as requested by, the Company's Directors and officers. This board's members will either be prominent individuals or persons who may be important to the Company's success and growth in the President's judgment.

     The member's duties are totally external to the Company's daily operation and they serve completely at the President's pleasure. They have no direct, active contact with the Company, no knowledge of its daily operations, and are not to be considered control or access persons as defined in the 1933 or 1940 Acts. They possess only advisory responsibilities that the President, Directors, Company and Investment Advisor (ORC) may seek from time to time as they alone deem necessary or desirable.

                    Management of the Fund (continued)

     Investment Advisory Board (continued)

     The people listed below currently serve on the Company's Advisory Board, and will continue to serve until the President appoints a successor.

     Name, Address       Affiliations and Occupations               Age

     Arthur B. Laffer,   Former Distinguished Professor Pepperdine  58
     Ph.D.               University, California. Credited as one
     Regents Square 1    of the architects of "supply-side"
     4275 Executive Sq., economics.  Professor Laffer was the
     Suite 330           Chas. B. Thornton Professor of Business
     La Jolla, CA 92037  at the University of Southern California.
                         He is Chairman and Chief Executive
                         Officer, A. B. Laffer, Canto Associates,
                         Lomita, CA., and was a Member of the
                         President Reagan's Economic Policy
                         Advisory Board, Wash., DC.

     Alan Reynolds       Head of Economic Research, Hudson          56
     P. O. Box 26-919    Institute Indianapolis, Indiana; former
     Indianapolis, IN    OMB Transition Member, Reagan
     46226               Administration, Washington, DC.

     Alvin Moscow        Writer and author of numerous books,       73
     3249 Manor Ridge    including "Collision Course," "The
     Gainesville, GA     Rockefeller Inheritance," and others. Co-
     30506               author or consultant on "Six Crises" by
                         Richard Nixon, "Managing" by Harold S.
                         Geneen, "As It Happened" by William
                         Paley, and "Every Secret Thing" by
                         Patricia Hearst.  He is a former
                         journalist, NYC.

     Ted C. Van Antwerp  Philanthropist. Vice President and         93
     988 Blvd. of Arts   Director Asolo State Theatre (Florida);
     Sarasota, FL 33577  Trustee, New College; President, MVA,
                         Inc.

     Willett J. Worthy,  Vigneron, President and founder , Grand    66
     Jr.                 River Wine Company, Madison, Ohio.
     2150 Old Mill Road  Former member on the investment staff at
     Madison, OH 44057   the Cleveland Trust Company, Cleveland,
                         OH.

     Manuel Johnson,     Economist, Johnson Smick International.    50
     Ph.D.               Former Vice Chairman of the Federal
     1133 Connecticut    Reserve Board
     Ave. NW
     Washington DC 20036

     Charles G. Callard  Founder and Chairman of Callard Madden     75
     11 S. Lasalle St.,  Associates, an investment research firm
     Suite 820           in operation since 1968.  Former
     Chicago, IL  60603  instructor of economics at Miami
                         University.

     Christopher J.      Principal of Brazos Research, developer    44
     Pecheux             of computer models used in quantitative
     1911 Oakhurst       research of historical return
     Parkway             relationships for equities to help
     Sugarland, TX       formulate portfolio strategies.
     77479               President of CareVu Corporation which
                         provides database software solutions to
                         the health care industry.

Compensation

     All persons who hold positions with the Company and perform duties for the Funds are employees of Trust Companies of America, Inc. ("TCA") and are compensated by TCA. Expenses of "interested" directors and Advisory Board members are and will always remain the responsibility of the Investment Adviser to the Company and its Funds, Omnivest Research Corporation ("ORC").

     The non-interested Directors of the Company are the only persons receiving compensation from the Company which has no retirement plan. Compensation paid by the Company to non-interested Directors as of fiscal year end 1998 is as follows:


                    Management of the Fund (continued)

Compensation (continued)

     Name of        Aggregate      Pension or  Estimated            Total
     Non-           Compensat      Retirement     Annual     Compensation
     Interested           ion        Benefits   Benefits     from Company
     Director       From Fund      Accrued As         on              and
                                 Part of Fund Retirement    Funds Paid to
                                     Expenses                   Directors
     William L.     $4,300.00           $0.00      $0.00            $0.00
     Donovan
     D. Bruce       $4,300.00           $0.00      $0.00            $0.00
     Chittock
     Emmett V.      $4,300.00           $0.00      $0.00            $0.00
     Weber


                   Control Persons and Principal Holders

Control Persons

     Omnivest Research Corporation (ORC), the Investment Advisor to the Company and its Funds, is a wholly owned subsidiary of Trust Companies of America, Inc. (TCA). Shares of TCA, a corporation registered in the State of Florida, are owned by approximately 140 shareholders. Voting control of TCA is held by the Caldwell family.

     Neither ORC nor TCA has control over the voting rights of Fund series shareholders. No shareholder holds a controlling interest (more than 25%) of the total assets of the Funds.

Principal Holders

     No individual shareholder either directly or beneficially owns 5% or more of the shares of C/Fund, C/Growth Stock Fund, and C/Government Fund. Following is principal holder information for Adams Equity Fund and C/Community Association Reserve Fund.

     Adams Equity Fund:

          Owner                   Percentage
          William L. Adams, Jr.     14.06%
          7339 Hawkins Road
          Sarasota, FL  34241

     C/Community Association Reserve Fund:

          Owner                   Percentage
          Oyster Creek MHP Condo     5.30%
          Assn.
          South Creek Owners         7.12%
          Assn., Inc.
          Beach Manor Villas         7.93%
          South, Inc.
          Fiddlers  Green  Condo    15.39%
          Assn.
          Holiday  Travel  Park,    17.40%
          Inc.
          Mission Lakes of          25.80%
          Venice Condo Assn.

     Each of these community associations uses their association management company's address as their mailing address: Keys-Caldwell, Inc., 250 Tampa Ave. W., Venice, FL 34285

Management Ownership

     The officers, directors, and advisory board members as a group own 2% of the total assets of the Funds.


                  Investment Advisory and Other Services

Investment Advisors

     The Investment Adviser to the Company and its Funds is Omnivest Research Corporation ("ORC") (formerly Caldwell & Co.). ORC is a Florida corporation, presently registered and practicing as an "Investment Advisor" under the Investment Advisors Act of 1940 with the Securities and Exchange Commission and with the Florida Division of Securities. ORC is a wholly-owned subsidiary of Trust Companies of America, Inc. ("TCA"), a privately held company whose majority ownership is controlled by the Roland G. Caldwell family. TCA was formed mid-1995 to serve as parent to all operating subsidiaries and divisions, each of which provides a specific trust or financial service to the general public under its own identity.

     ORC was incorporated October, 1969, and has been continuously offering investment advisory services since the date of its formation. Until 1995, ORC's principal activity was to provide investment advisory services, primarily under contract to the Company, to banks and other financial institutions and to individual clients generally located in the service area in and around Sarasota County, Florida. In mid-1995, ORC ceased all Advisory activities except to the Company, which is now its sole Advisory client. In July, 1997, Roland G. Caldwell, Jr., who is President of the Company, was elected President of ORC.

     Roland G. Caldwell serves as director of ORC and its principal investment professional. He has been actively employed and/or in practice as a securities analyst, portfolio manager and Investment Adviser since 1958, mainly managing trusteed accounts and similar types of client portfolios for bank trust clients. He has held key managerial investment responsibilities at trust/banking companies with assets under administration at each ranging in size from approximately $80 million to over $1 billion. These trust/banking companies were located in both the U.S. and abroad. Mr. Caldwell was born November 10, 1933, and is a graduate of Kent State University, 1958, holding a Bachelor of Science Degree in Business Administration/Accounting.

     ORC provides services to the Company and all its Funds under contracts which are non-assignable by ORC. Those contracts provide for payment of a fee, calculated daily and paid monthly, at the rate specified in each contract and based on the daily market value of the Fund's net assets. For C/Fund, C/Growth Stock Fund, and Adams Equity Fund, that rate is 1%. For the C/Government Fund and C/Community Association Reserve Fund, that rate is .5%. These contracts, which shareholders and the Board of Directors approve as required, are terminable upon 30 days written notice, one party to the other.

     Management fees paid to ORC by the Company for the last three fiscal years is shown below.

                    Year         Amount
                    Ended
                    1998       $176,602
                    1997       $139,453
                    1996       $110,747

Services Provided by Advisor and Fund Expenses Paid

     Total direct operating costs of the Company are voluntarily restricted to 2% of net assets of each Fund, primarily because this is the maximum permissible percentage permitted by some states. Expenses in excess of this 2% limitation are the responsibility of ORC under the terms of the investment contract with the Company. In compliance with standard accounting practices and rules and laws governing regulated investment companies, investment research costs and/or allowed expenses of the Company are included for purposes of calculating the 2% limitation.

     During its fiscal year ended December 31, 1998, expenses of the Company did not exceed 2% of net assets of the Company, and no reimbursements were required or made by ORC to the Company for any Fund series. The Company does not expect the expenses of any Fund series to exceed 2% of net asset value in any fiscal year.

            Investment Advisory and Other Services (continued)

Services Provided by Advisor and Fund Expenses Paid (continued)

     Expenses of "interested" directors and Advisory Board members and losses incurred by the Company as a direct result of any purchase fails shall always remain the responsibility of the Investment Adviser. ORC and its parent company TCA have been providing administrative and shareholder services to the Company since inception.

     No part of the expenses of the Company or its Funds is paid by any other party.

Service Agreements

     Since 1987, the Company became responsible for lease payments for software to operate the Company's fund series. Software lease payments were paid to C/Data Systems (formerly C/Data Systems, Inc.), a division of Trust Companies of America, Inc. ("TCA"), to lease
     "C/MFAS", a mutual fund accounting system trademarked and owned by C/Data Systems. TCA is controlled by the family of Roland G. Caldwell. As of the date of this Statement of Additional Information, lease payments being paid to C/Data Systems are at the rate of $500 per month under a contract approved by the Board of Directors of the Company and of TCA, which contract is cancelable by the Company on 30-days written notice.

Other Service Providers

     Transfer agent

     C/Funds  Group,  Inc.  serves  as its own  Transfer  Agent  under  the
     Securities  Act  of  1934 and as its own dividend paying  agent.   The
     Company makes no charge to any of the Fund series for these services.

     Custodian

     The custodian for the Company and all its Fund series is Caldwell Trust Company, 201 Center Road, Venice, Florida 34292. Caldwell Trust Company ("CTC") is an independent trust company chartered in the state of Florida and is a wholly-owned subsidiary of Trust Companies of America, Inc. ("TCA"). TCA is a privately held company whose majority ownership is controlled by the Roland G. Caldwell family.

     The custodian performs customary custodial services under its Custody Agreement with each of the Company's Funds. Among those services are handling the purchase and sale of investments and manages securities deliveries through the custodian's relationship with the Depository Trust Company. The custodian also collects income on the property it holds under its custodial agreements, pays expenses and remittances, and reinvests income as instructed by the Company. The Company compensates the custodian as they mutually agree from time to time. Currently the fee paid to CTC by the Funds is calculated as .3% of the market value per year for each fund.

     Accountant

     The independent accounts for the Company and all its Fund series is Gregory, Sharer & Stuart, City Center, Suite 600, 100 Second Avenue South, St. Petersburg, Florida 33701-4383.


                 Brokerage Allocation and Other Practices

Brokerage Transactions and Commissions

     Orders to purchase and sell portfolio securities are made under the control of the President of the Company, subject to the overall supervision of the Board of Directors. All orders are placed at the best price and with the best execution obtainable. Buy and sell orders are placed according to the type, size and kind of order involved and as each condition may demand, to secure the best result for the Company and its shareholders, all factors considered.


           Brokerage Allocation and Other Practices (continued)

Brokerage Transactions and Commissions (continued)

     The  Company  is permitted to and does use broker-dealer  firms  that:
     (1) charge low commission rates; (2) have demonstrated superior execution capabilities; and (3) provide economic, corporate and investment research services. In the opinion of the Advisor, the Company, and its Board of Directors, selections based on such criteria serve the best interests of the Company and Fund shareholders. Commissions paid to firms supplying such research include the cost of research services.

     Following are the aggregate commissions paid to these firms during the last three fiscal years. The increases from year to year are normal and consistent with normal fund growth and low portfolio turnover.

                      Year            Amount
                      Ended
                      1998           $40,957
                      1997           $22,140
                      1996           $10,710

Brokerage Selection

     The Company's policy is to allocate brokerage business to the best advantage and benefit of its shareholders. The President of the Company and its Investment Advisor are responsible for directing all transactions through brokerage firms of its choice. All securities transactions are made so as to obtain the most efficient execution at the lowest transaction cost. However, nothing in this policy is to be construed as prohibiting the Company or its Advisor from allocating transactions to firms whose brokerage charges may include the cost of providing investment or economic research, or other lawfully allowed services, that are deemed necessary and/or valuable to the successful management of Company assets.

     Since 1986 the Company has made all securities transactions through large, non-retail brokerage firms specializing in providing financial institutions and others with: (1) low cost security transactions; (2) third-party generated research services; and (3) certain specialized services that are for the direct benefit of shareholders of regulated investment companies.

     Placing transactions through these firms is not an obligation or contractual arrangement but rather a practice that the Company believes is in the best interests of all shareholders. Their studies and transaction comparisons support the contention that value to clients is due both to low commissions and the ability to execute trades on all exchanges and in all markets at prices consistently at or below like trades by other firms. Aggregate commissions paid to such firms is stated above at "Brokerage Transactions and Commissions."

     The Advisor believes from experience that this claim to superior execution capabilities is valid and that these firms offer Fund shareholders values beyond low commissions. It is possible that a trade made through such a firm could cost more than one made through a regular retail broker or one whose rates include receive research service costs. However, the Company believes that transaction costs as a percentage of the value of the securities bought or sold as currently practiced are lower than they would be if placed through retail brokers.

     The Company believes that transactions costs as a percentage of the value of securities bought or sold are lower than if they were made through regular retail or discount brokerage firms that provide the research services the Company subscribes to and deems useful.


                               Capital Stock

     The only securities authorized by the Company are 5,000,000 capital shares at $.01 par value.



                Purchase, Redemption, and Pricing of Shares

Purchase of Shares

     Initial Purchases

     Investors can purchase common shares of the Company with no required minimum investment and no sales charge by filling out an application form, signing it correctly, and delivering it by mail or in person to the Company's principal office in Venice, Florida. A copy of the application is inserted as a part of the Prospectus and is available to by request to the Company, which is the sole distributor of Fund shares.

     The purchase price will be at the next net asset value per share that the Company determines after receiving a valid purchase order. The date on which the Company accepts the application and the net asset value that is calculated at the close of business on that date determines the purchase price and will normally be the purchase date for shares. Payment for shares purchased must be by check, which need not be a certified check, or receipt of good funds by the Company.

     The Company reserves the right to withhold or reject requests for purchases for any reason, including uncollectable funds. If a purchase is canceled purchase due to uncollectable funds, the purchaser is liable for all administrative costs incurred and for all other losses or charges for the invalid transfer and/or purchase.

     IRA accounts and other pension accounts can purchase shares of the Company at any time for any eligible amount.

     Subsequent Purchases

     Subsequent purchases of shares by a registered shareholder can be made by mail or telephone to the Company at its current address and/or telephone number. All subsequent individual and other non-IRA purchases can be made in any amount with no minimum required and with no sales charge. Such amounts are due and payable to the Company in good funds on the purchase date. Purchasers should be aware that telephone purchase orders may be recorded to protect both the Company and the purchasers. but the Company will not and cannot be held liable for the authenticity of purchaser's telephone instructions.

     Reinvestments

     The Company automatically reinvests all dividend distributions to shareholders in additional shares of the Company at the net asset value determined as of the close of business on the dividend distribution payment date, unless the shareholder instructs otherwise in writing before the distribution record date.

     Fractional Shares

     When share purchases or redemptions are made or when a shareholder requests cash, shares will be issued or redeemed accordingly, in fractions of a share, calculated to the third decimal place. (Example:
     $1,000 invested in shares at a net asset value of $11.76 per share will purchase 85.034 shares.)

     Issuance of Share Certificates

     The Company does not issue share certificates to registered shareholders unless they specifically request issuance in writing to the Company. All such requests must be signed exactly as the share registration appears on the shareholder register kept by the Company as its own Registrar and Transfer Agent. However, due to the additional work involved with issuing certificates and the added costs, shareholders are encouraged to have all shares held in an account maintained by the Company itself, as is rapidly becoming the custom within the mutual fund industry.


          Purchase, Redemption, and Pricing of Shares (continued)

Redemption of Shares

     Shareholders can sell back all or a portion of their shares to the Company on any day that the Fund's net asset value ("NAV") is calculated, Such share redemptions will be made as described in detail in the Prospectus dated this same date and are subject to the terms and conditions stated in this document. The Company makes redemptions at the next NAV calculation after it receives and accepts the redemption request. Although the Company can withhold payment for redeemed shares until it is reasonably satisfied that all funds for any purchases have been collected, payment will normally be made the next business day immediately following redemption date. However, the Company reserves the right to hold payment up to five (5) business days if necessary to protect the interests of the Company and its shareholders.

     If the New York Stock Exchange is closed for any reason other than normal weekend or holiday closings, if trading is halted or restricted for any reason, or if any emergency circumstances are determined by the Securities and Exchange Commission, the Company's Board of Directors of have the authority and may suspend redemptions or postpone payment dates.

     Under circumstances the Board of Directors may determine, it may, like most other mutual funds, elect to make payments in securities or other Company assets rather than in cash, if they deem at the time that such payment method would be in the best interest of the shareholders of the Company. Such payment in kind, if ever necessary, would involve payment of brokerage commissions by the shareholder if and when securities so received are ever sold.

     No minimum amount is necessary to keep an account open, except that the Company reserves the right to request that small accounts be redeemed and closed if the cost of activity in the accounts is unjustified. The Company will provide prior notice of not less than 60 days to shareholders before closing an account as an opportunity for additional funds to be invested. No automatic redemptions will be made in accounts solely due to the amount of money invested. IRA and pension accounts may retain a balance in their accounts without regard to any minimums.

     All share redemptions, regardless of the reason, give rise to a "completed sale" for tax purposes when made and shareholders will normally realize a gain or loss at that time. Such gain or loss is customarily determined by, and is usually equal to, the difference between the original purchase price of redeemed shares compared to the dollar amount received upon redemption of the same shares.

     Shareholders who hold share certificates and want to redeem their shares must deliver those certificates to the Company in person or by mail in good form for transfer before redemption can occur. Signatures on all certificates to be redeemed must be guaranteed by an officer of a national or state bank, a trust company, federal savings and loan association; and/or a member firm of the New York, American, Boston, Mid-West, or Pacific Stock Exchanges. Any such guarantee must be acceptable to the Company and its transfer agent before any redemption request will be honored. The Company will not accept signatures guaranteed by a Notary Public.

     The Company has the right to refuse payment to any registered shareholder until all legal documentation necessary for a complete and lawful transfer is in its or its agent's possession, to the complete satisfaction of the Company and its Board of Directors. Because of the requirement that share certificates, if issued, be in the possession of the Company before redemption can occur, no telephone redemptions can be made to shareholders who have been certificated.

Pricing of Shares

     Net asset value per share is computed by dividing the aggregate market value of the net assets of each Fund of the Company, less that Fund's liabilities if any, by the number of that Fund's shares outstanding. Portfolio securities are valued and net asset value per share is determined as of the last known trade price on or after the 4:00 p.m. close (NY time) of business on the New York Stock Exchange ("NYSE") on each day the NYSE is open, and on any other day in which enough trading in portfolio securities occurs so that value changes might materially affect the current net asset value. NYSE trading is closed weekends and holidays, which are listed as New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.


          Purchase, Redemption, and Pricing of Shares (continued)

Pricing of Shares (continued)

     Portfolio securities listed on an organized exchange are valued on the basis of the last sale on the date the valuation is made. Securities that are not traded on that day, and for which market quotations are otherwise readily available, and over-the-counter securities for which market quotations are readily available, are valued on the basis of the bid price at the close of business on that date. Securities and other assets for which market quotations may not be readily available or which might not actively trade will be valued at fair value as determined by procedures that will be established by the Board of Directors. It is the belief of the Board that such procedures result in price determinations that more closely reflect the fair value of such securities, particularly for tax-exempt fixed income securities, which often have only limited trading activity.

     Money market instruments are valued at cost which approximates market value unless the Board of Directors determines that such is not a fair value. The sale of common shares of the Company will be suspended during periods when the determination of its net asset value is suspended pursuant to rules or orders of the Securities and Exchange Commission, or when the Board of Directors in its sole judgment believes it is in the best interest of shareholders to do so.


                           Taxation of the Fund

     The Company has qualified for and has elected the special treatment afforded a "regulated investment" company under Subchapter M of the
     Internal Revenue Code. In any year in which it qualifies and distributes substantially all of its taxable net investment income
     (NII), the Company (but not its shareholders) is required to pay Federal income taxes only on that portion of its investment income that is undistributed. Otherwise, the Company would be taxed at ordinary corporate federal and state income tax rates on any NII not distributed to shareholders at least annually.

     The Company intends to remain qualified under Sub-Chapter M of the Internal Revenue Code by:

     o Distributing to each shareholder at least 90% of the aggregate NII of each Fund at least annually,
     o Investing and reinvesting so that no more than 30% of aggregate Fund NII is derived from gains on the sale of securities held less than three months; and
     o Investing its portfolios so that 50% or more of Fund assets are invested in stock issues, no one of which exceeds 5% of the value of Fund aggregate assets at purchase price.

     Dividends paid to shareholders are in effect distributions of the Company's NII which are normally taxable to shareholders when received whether in cash or as additional shares. Distributions to shareholders of any realized capital gains are also taxable under existing tax laws at ordinary income tax rates, whether distributed in cash or as additional shares.

     For a shareholder who sells shares back to the Company as a redemption, the tax treatment will depend on whether or not the investment is considered a capital asset in the hands of the shareholder. In most cases this would be true, and in that event, a sale of shares will be treated as a capital transaction to be taxed depending upon the tax treatment afforded such transactions by tax laws existing at the time of sale. Advice from shareholder's own tax counsel is recommended regarding the taxability of distributions. For tax purposes the Company will endeavor to notify all shareholders as soon as practicable after the close of the calendar year of all amounts and types of dividends and distributions paid out during the year just ended, generally in accordance with tax laws in place at the time of payment.

     Changes or interpretations of rules made from time to time by the Internal Revenue Service may serve to temporarily or permanently alter existing tax treatment of Fund distributions to shareholders. The Company makes every effort, with the assistance of its tax advisors and independent public accountants, to act in the best interest of its Fund shareholders at all times. Such changes and/or delays in IRS rules make it difficult for regulated investment company's and its shareholders to be certain as to all interpretations at all times.



                          Performance Calculation

     The Company does not advertise performance of any of its Fund series. Each month a report of the NAV history f each fund is provided to shareholders in graphic form without reference to any percentage change in NAV performance year-to-date or for any other partial year period. Each year a report is made public to provide performance of each Fund series for a full calendar year as computed in conformity with AIMR standards.


                           Financial Information

     The Company's audited Annual Report, and its Semi-Annual Report if applicable, are incorporated into this Statement of Additional
     Information by reference. Investors may request a free copy by calling or writing the Company at the telephone number or address shown on the cover page of this document.

     For financial highlights for each Fund series, see the section of the Prospectus describing each Fund. For information regarding the compensation of Company officers and directors, see the "Compensation" topic in this Statement of Additional information on page 9.


                                 Appendix


Bond Rating Categories as Defined by Standard & Poor's are quoted in part and inserted herein for the information of potential investors in the Company as a reference as follows:

     A S&P's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P's from other sources it considers reliable. S&P's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or availability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.  Nature of and provisions of the obligor;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors rights.

AAA. Debt rated AAA has the highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt  rated  BBB  is  regarded as having an adequate capacity to pay
     interest and repay principal.   Whereas  it  normally  exhibits
     adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB,B,CCC,CC,C. Debt rated BB,B,CCC,CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.
     BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and repayment of interest and/or repayment of principal are in arrears.

NR. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy."




                             PART C

            RE:  REGISTRATION OF C/FUNDS GROUP, INC.

                        May 3, 1999


Item 23.  Exhibits

      (a)Articles of Incorporation
            Enclosed with Prior Filing Dated April 30, 1992

      (b)By-Laws (including Indemnification Clause)
            Enclosed with Prior Filing Dated April 30, 1992

      (c)Instruments Defining Rights of Security Holders
         (Included in Prospectus and By-Laws)
            By-Laws Enclosed with Prior Filing Dated April 30, 1992 Prospectus Filed Herewith

      (d)Investment Advisory Contract Extension Addenda
            Enclosed Herewith.

      (e)Underwriting Contracts
            Not Applicable.

      (f)Bonus or Profit Sharing Contracts
            Not Applicable.

      (g)Custodian Agreement Extension Addenda
            Enclosed Herewith.

      (h)Other Material Contracts
            Not Applicable.

      (i)Legal Opinion
            Enclosed Herewith.

      (j)Other Opinions:
         1. Auditors Consent To Publish Financial Statements
               Enclosed Herewith.
         2. Auditors Internal Control Letter
               Enclosed Herewith.

      (k)Financial Statements
            Enclosed Herewith

      (l)Initial Capital Agreements (Specimen Subscription Form and List of Original Investor Subscribers to Shares in the Fund).
            Enclosed with Prior Filing Dated June 12, 1985.

      (m)Rule 12b-1 Plan
            Not Applicable.

      (n)Financial Data Schedules
            Enclosed Herewith.

      (o)Rule 18f-3 Plan
            Not Applicable.

      (p)Other
         1. Code of Ethics
                Enclosed with Prior Filing Dated October 15, 1995.
         2. Updated Charter of Incorporation, State of Florida Enclosed with Prior Filing Dated February 28, 1994.
         3. Specimen Share Certificate
                Enclosed with Prior Filing Dated September 15, 1997.
         4. IRA Specimen Custody Account Opening Form
               Enclosed with Prior Filing Dated April 30, 1992.


Item 24. Persons Controlled by or Under Common Control with  the
         Fund

      Trust Companies of America, Inc. ("TCA"), a private Florida corporation is controlled by Roland G. Caldwell and other family members. TCA owns 100% of Omnivest Research Corporation ("ORC"), the Registrant's Investment Advisor. ORC Owns A Controlling Interest In Caldwell Trust Company ("CTC"), the Registrant's Custodian. CTC is a Florida Chartered Trust Company Regulated By The Florida Department Of Banking And Finance and was chartered November 1, 1993. Roland G. Caldwell, Jr. is President of Registrant and serves as President of ORC.


Item 25. Indemnification (By-Laws Article XI, Indemnification of
          Officers and Directors)

      Included  by  Reference  to  Registration  Statement  Filed
      February 28, 1985, As Thereafter Amended.


Item 26. Business and Other Connections of Investment Advisor

      Trust Companies of America, Inc. ("TCA"), a private Florida corporation is controlled by Roland G. Caldwell and other family members. TCA owns 100% of Omnivest Research Corporation ("ORC"), the Registrant's Investment Advisor. TCA Owns A Controlling Interest In Caldwell Trust Company ("CTC"), the Registrant's Custodian. CTC is a Florida Chartered Trust Company Regulated By The Florida Department Of Banking And Finance and Was Chartered November 1, 1993. Roland Caldwell, Jr. President of Registrant, serves as President of ORC.


Item 27. Principal Underwriters.

      Not Applicable


Item 28. Location of Accounts and Records.

      Registered Office of Registrant
          250 Tampa Avenue West
          Venice, FL  34285

      Books & Records Also Maintained At:
          201 Center Road, Suite 2
          Venice, FL  34292

      Records Used and Kept By:
      Roland  G. Caldwell, Jr., President


Item 29. Management Services.

      Registrant's books and financial ledgers are kept on "C/MFAS", a computer program leased from C/Data Systems, a division of TCA, which is controlled by Roland Caldwell and other family members. C/MFAS is leased to Registrant under terms that call for the payment by registrant, as lessee, of a monthly fee of $500 to C/Data Systems. The lease is cancelable at any time by Registrant on 30 days written notice to lessor.


Item 30. Undertakings.

      None.




SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant, C/Funds Group, Inc., certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Venice, and the State of Florida, on this the 3rd day of May, 1999.


                           Registrant:

                       C/FUNDS GROUP, INC.


By:                               By:
/signature/                       /signature/
____________________________      ____________________________
Roland G. Caldwell, Jr.             William L. Donovan
Director/President                  Director

By:                               By:
/signature/                       /signature/
____________________________      ____________________________
Deborah C. Pecheux                  Lyn B. Braswell
Director                            Secretary